UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2014

AmeriGas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 610 337-7000

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On January 14, 2014, AmeriGas Partners, L.P. (the "Partnership"), AmeriGas Propane, L.P., the operating partnership of the Partnership, AmeriGas Propane, Inc., the general partner ("General Partner") of the Partnership, and Heritage ETC, L.P. (the "Selling Unitholder"), an affiliate of Energy Transfer Partners, L.P., entered into an underwriting agreement, attached as Exhibit 1.1 hereto, with UBS Securities LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Jefferies LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters, with respect to the underwritten public offering of 8,000,000 of the Partnership’s common units sold by the Selling Unitholder, representing the Partnership’s limited partner interests.
On January 17, 2014, the General Partner issued a press release announcing that the Selling Unitholder had closed the offering of 8,000,000 of the Partnership's common units. A copy of the General Partner's press release is included as Exhibit 99.1 to this report and is incorporated herein by reference. On January 17, 2014, the General Partner and the Selling Unitholder also received a letter from a representative of the several underwriters exercising their option to purchase an additional 1,200,000 of the Partnership's common units.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
1.1     Underwriting Agreement, dated January 14, 2014, by and among the Partnership, the General Partner, AmeriGas Propane, L.P., the Selling Unitholder, and UBS Securities LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Jefferies LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.
99.1    Press Release dated January 17, 2014 announcing the closing of the common units offering.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

January 21, 2014	By:	/s/ Monica M. Gaudiosi
Name: Monica M. Gaudiosi
Title: Vice President and Secretary of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
1.1
Underwriting Agreement, dated January 14, 2014, by and among the Partnership, the General Partner, AmeriGas Propane, L.P., the Selling Unitholder, and UBS Securities LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Jefferies LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

99.1	Press Release dated January 17, 2014 announcing the closing of the common units offering.